                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                         July 17, 2007

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On July 17, 2007, Hancock Holding Company
issued a press release announcing earnings for second quarter of 2007.
The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated July 17, 2007, headed "Hancock Holding
                             Company announces earnings for second quarter
                             2007" and related financial statements.

                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 18, 2007

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                For More Information
---------------------                --------------------
July 17, 2007                        Carl J. Chaney, Chief Executive Officer
                                     John M. Hairston, Chief Executive Officer
                                     Michael M. Achary, Chief Financial Officer
                                     Paul D. Guichet, Investor Relations
                                     800.522.6542 or 228.563.6559

-------------------------------------------------------------------------------------------------------------------
Hancock Holding Company Announces Earnings for Second Quarter 2007

GULFPORT, MS (July 17, 2007) — Hancock Holding Company (NASDAQ: HBHC) announced earnings for the second quarter ended June 30, 2007. Hancock’s second quarter 2007 earnings were $20.3 million, a decrease of $1.7 million, or 7.6 percent, from the second quarter of 2006. Diluted earnings per share for the second quarter of 2007 were $0.62, a decrease of $0.04 from the same quarter a year ago. Earnings for the second quarter of 2007 were up $1.1 million, or 5.7 percent, from the first quarter of 2007. Diluted earnings per share were up $0.04 from the first quarter of 2007.

In commenting on Hancock’s Second Quarter 2007 results, Chief Executive Officer Carl J. Chaney stated, “the increase in earnings from the first quarter was a clear sign that the Company was on track toward superior financial performance and that the rebuilding of the region was in full swing.”

For comparative purposes, net income for 2006 was affected by several items related to the impact of Hurricane Katrina, which made landfall in the Company’s operating region on August 29, 2005. In the third quarter of 2006, the Company reversed $20.0 million from the storm-related allowance for loan losses due to better than expected loss experience with storm-impacted credits. In addition, the Company negotiated a final settlement with the primary property and casualty insurance provider and recognized a $5.1 million gain in 2006‘s fourth quarter. There were no significant storm-related items in the first and second quarters of 2006 and 2007.

Also commenting on Hancock’s second quarter earnings was Chief Executive Officer John M. Hairston, “the quarter’s results are a clear indication of the Company’s ongoing tradition of strength and stability and building shareholder value.”

Second Quarter 2007 Financial Highlights

     o   Net Income and Returns:  Hancock's net income for the second  quarter of 2007 was $20.3 million  compared to
         $22.0  million for the same  quarter a year ago.  Return on average  assets for the quarter was 1.42 percent compared to 1.45  percent for 2006's  second  quarter.  Return on average  common  equity was 14.53  percent compared  to 17.89  percent  for the same  quarter a year  ago.  For the first  quarter  of 2007,  return on average assets was 1.32 percent and return on average common equity was 13.77 percent.

     o   Asset  Quality & Allowance  for Loan Losses:  Hancock  recorded a provision  for loan losses of $1.2 million in the second quarter  which,  when combined with the quarter's net  charge-offs of $1.53 million,  resulted in the $.3 million  reduction in the  allowance  for loan losses  between  March 31, 2007 and June 30, 2007.
         This  provision  was  necessary  to further  adjust the  allowance  to the level  dictated by the  Company's reserving  methodologies.  Net  charge-offs  for the  second  quarter of 2007 were  $1.53  million,  or 0.18 percent  of average  loans,  up $63  thousand  from the $1.47  million,  or 0.18  percent of average  loans, reported for the first quarter of 2007.  Net  charge-offs  for the second quarter of 2006 were $3.00 million or 0.40 percent of average loans.  Non-performing  assets as a percent of total loans and foreclosed  assets was 0.25  percent at June 30,  2007,  compared  to 0.16  percent at March 31,  2007.  Compared to the second quarter of 2006, the ratio of  non-performing  assets as a percent of total loans and foreclosed  assets was down 4 basis points from the 0.29 percent  reported at June 30, 2006.  Non-performing  assets increased $3.5 million from March 31,  2007,  reflecting  the addition to  non-accrual  loans of one credit  totaling  $4.0 million.  The  Company's  ratio of accruing  loans 90 days or more past due to total loans was 0.07  percent at June 30,  2007,  compared to 0.18  percent at March 31, 2007 and to 0.22  percent at June 30,  2006.  The
         Company's  allowance for loan losses was $46.23  million at June 30, 2007,  down $.3 million from the $46.52 million  reported at March 31, 2007, and $24.73  million lower than the $70.96 million  reported at June 30,
         2006.  The ratio of the  allowance  for loan  losses as a percent of  period-end  loans was 1.35  percent at
         June 30,  2007,  and 1.41  percent at March 31, 2007.  The  allowance  coverage  ratio  (allowance  for loan losses to  non-performers  and past dues) was 411 percent for the second quarter of 2007, as compared to 457 percent for the second quarter of 2006.

     o   Loans:  For the  quarter  ended June 30,  2007,  Hancock's  average  total  loans were $3.4  billion,  which represented  an  increase  of  $377.3  million,  or 13  percent,  from the  quarter  ended  June  30,  2006.
         Period-end  loans were up $117.5  million,  or 4 percent,  compared to March 31, 2007.  Average  total loans were up $78.9  million,  or 10  percent  annualized,  from the  first  quarter  of 2007.  Of that  increase, approximately  $32  million of growth  was in  Mississippi,  $39  million  in  Louisiana,  and $9 million in
         Alabama with a $1 million  decrease in Florida.  The majority of the increase in average  loans  compared to last quarter was in commercial purpose loans (approximately $57.5 million).

     o   Deposits:  Period-end  deposits  for the  second  quarter  were $5.0  billion,  down  $269.7  million,  or 5 percent,  from June 30,  2006,  but were up $53.9  million,  or 1  percent,  from  March 31,  2007.  Average deposits were down $152.8 million,  or 12 percent  annualized,  from the first quarter of 2007. The decrease in average  deposits was in public fund deposits (down $45.2  million),  time deposits (down $42.9 million), transaction  deposits (down $31.3  million) and  noninterest  bearing  deposits  (down $33.4  million).  The decline in average  deposits  compared to the prior  quarter  and same  quarter a year ago was the result of the continued  rebuilding  efforts in the region  following  Hurricane  Katrina and the slower than expected pace of Federal  grants to  homeowners.  However,  as noted  above,  the  Company's  June 30,  2007  deposit balances  did  reflect a $53.9  million  increase  as  compared  to March 31,  2007.  The  majority  of this increase  took  place  throughout  the  month of June and was  reflected  in  higher  time and  public  fund deposits.

     o   Net  Interest  Income:  Net  interest  income (te) for the second  quarter  decreased  $5.9  million,  or 10 percent,  from the second quarter of 2006,  and was basically  unchanged from the first quarter of 2007. The
         Company's net interest  margin (te) was 4.17 percent in the second  quarter,  10 basis points  narrower than the same  quarter a year ago and 13 basis  points  wider than the  previous  quarter.  Compared  to the same quarter a year ago,  the  primary  driver of the $5.9  million  decrease in net  interest  income (te) was a
         $432.7  million,  or 8  percent,  decrease  in average  earning  assets  mainly  from a  reduction  in total borrowings  of $13.2  million,  or 6 percent,  and a decrease in average  deposits of $374.0  million,  or 7 percent.  As  mentioned,  the net  interest  margin  (te)  narrowed 10 basis  points as the  increase in the average  earning  asset yield (44 basis points) did not offset the increase in total funding costs (54 basis points).  The Company's level of net interest income (te) in the second quarter remained  unchanged from the prior  quarter.  The net interest  margin (te)  widened 13 basis points from the prior  quarter as the yield on average earning assets increased 12 basis points, while total funding costs were down 1 basis point.

     o   Noninterest  income & operating expense:  Noninterest income for the second quarter was up $4.3 million,  or
         16 percent,  compared to the same  quarter a year ago and was up $4.3  million,  or 17 percent,  compared to the previous  quarter.  The primary  factors  impacting the higher levels of noninterest  income  (excluding securities  transactions)  as compared to the same quarter a year ago, were higher levels of service  charge fees (up $1.2  million,  or 14 percent) and trust fees (up $0.7  million,  or 21  percent).  The increase in noninterest  income  (excluding  securities  transactions)  for the  second  quarter  compared  to the prior quarter was due to  increases in service  charge fees (up $1.3  million),  other  income (up $1.3  million), insurance  fees (up $0.7  million),  and trust fees (up $0.4  million).  Operating  expenses  for the second quarter  were $.7  million,  or 1  percent,  higher  compared  to the same  quarter a year ago and were $2.7 million,  or 6 percent,  higher than the previous  quarter.  The  increase  from the same quarter a year ago was reflected in higher  levels of other  expense (up $1.4 million) and occupancy  expense (up $1.0 million)
         with lower personnel  expense (down $1.6 million).  The increase in operating  expense over last quarter was due to higher levels of occupancy and equipment  expense (up $0.9 million) and other  operating  expense (up
         $3.6  million,  primarily  in  higher  levels of  professional  fees,  advertising,  ORE  expense  and other miscellaneous  expense),  offset by lower personnel expense (down $1.7 million).  The second quarter of 2007 included about $1.0 million of one-time  expenses  related to certain legal and other  professional  fees as well as  moving  costs  associated  with the June 23,  2007  move of the  Company's  data  center to a newly constructed facility north of Interstate 10.

Branch Expansion

During the second quarter, the Company officially opened its flagship branch in downtown Mobile, AL. Additional Alabama branches are planned in Daphne, the Eastern Shore and Mobile. All are expected to be open in temporary facilities within ninety days, with possibly four additional locations by the end of 2008. A new branch will open in downtown New Orleans, LA by September 30, 2007, and as many as three additional branches in Pensacola, FL by the end of 2008.

Stock Repurchases

Approximately 433,000 of the Company’s shares were repurchased during the second quarter of 2007 under the Stock Repurchase Plan that was approved in 2000. The Company has repurchased 661,000 shares through June 30, 2007 compared to 39,000 shares during the first six months of 2006. The remaining plan shares available for repurchase at June 30, 2007 were .9 million shares. Management intends to continue repurchasing shares as long as market conditions are conducive to that action.

About Hancock Holding Company and Hancock Bank

Hancock Holding Company — parent company of Hancock Bank of Alabama, Hancock Bank Mississippi, Hancock Bank of Florida, and Hancock Bank of Louisiana — has assets of approximately $5.9 billion. Bank subsidiaries include Hancock Investment Services, Inc., Hancock Insurance Agency, and Harrison Finance Company. Additionally, the company operates corporate trust offices in Gulfport, MS, Jackson, MS, New Orleans, LA, and Baton Rouge, LA. Hancock’s trust department, a division of the wealth management group, has assets of $7.1 billion, with assets under management of $2.3 billion, as of December 31, 2006. Founded October 10, 1899, Hancock Bank is the only financial services company headquartered in the Gulf South to rate among the top 20 percent of America’s top performing banks. Hancock consistently ranks as one of the country’s strongest, safest financial institutions, according to Veribanc, Inc., and BauerFinancial Services, Inc. Thomson Financial also recently listed Hancock as the ninth largest corporate trustee bank in the U.S. More corporate information and online banking are available at www.hancockbank.com.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations. This release contains forward-looking statements and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results. These forward-looking statements are subject to a number of factors and uncertainties which could cause the Company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

— more —

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)

                                                                      Three Months Ended            Six Months Ended
                                                            ---------------------------------   ------------------------
                                                             6/30/2007   3/31/2007  6/30/2006   6/30/2007      6/30/2006
                                                            ---------------------------------   ------------------------
Per Common Share Data

Earnings per share:
    Basic                                                        $0.63       $0.59      $0.68      $1.22          $1.36
    Diluted                                                      $0.62       $0.58      $0.66      $1.20          $1.32
Cash dividends per share                                        $0.240      $0.240     $0.220     $0.480         $0.415
Book value per share (period-end)                               $17.13      $17.27     $15.12     $17.13         $15.12
Tangible book value per share (period-end)                      $14.90      $15.05     $12.94     $14.90         $12.94
Weighted average number of shares:

    Basic                                                       32,233      32,665     32,531     32,447         32,462

    Diluted                                                     32,749      33,299     33,322     33,024         33,237

Period-end number of shares                                     32,094      32,518     32,555     32,094         32,555
Market data:
    High closing price                                          $44.37      $54.09     $57.19     $54.09         $57.19
    Low closing price                                           $37.50      $41.88     $44.02     $37.50         $37.75
    Period end closing price                                    $37.55      $43.98     $56.00     $37.55         $56.00

    Trading volume                                              11,614       8,577      8,737     20,195         12,528

Other Period-end Data

FTE headcount                                                    1,944       1,929      1,777      1,944          1,777
Tangible common equity                                        $478,085    $489,430   $421,369   $478,085       $421,369
Tier I capital                                                $510,096    $513,229   $457,738   $510,096       $457,738
Goodwill                                                       $62,277     $62,277    $59,060    $62,277        $59,060
Amortizable intangibles                                         $8,607      $8,991    $10,575     $8,607        $10,575
Mortgage servicing intangibles                                    $729        $829     $1,256       $729         $1,256
Common shares repurchased for publicly announced plans             433         228         22        661             39

Performance Ratios

Return on average assets                                         1.42%       1.32%      1.45%      1.37%          1.47%
Return on average common equity                                 14.53%      13.77%     17.89%     14.15%         18.11%
Earning asset yield (TE)                                         6.76%       6.64%      6.32%      6.70%          6.25%
Total cost of funds                                              2.59%       2.60%      2.05%      2.59%          1.96%
Net interest margin (TE)                                         4.17%       4.04%      4.27%      4.10%          4.28%
Noninterest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles
    and securities transactions                                 61.27%      61.12%     59.13%     61.20%         58.72%
Common equity (period-end) as a percent of total assets
    (period-end)                                                 9.36%       9.61%      8.00%      9.36%          8.00%
Leverage (Tier I) ratio                                          9.01%       8.80%      7.59%      9.01%          7.59%
Tangible common equity ratio                                     8.24%       8.48%      6.92%      8.24%          6.92%
Net charge-offs as a percent of average loans                    0.18%       0.18%      0.40%      0.18%          0.20%
Allowance for loan losses as a percent of period-end loans       1.35%       1.41%      2.35%      1.35%          2.35%
Allowance for loan losses to NPAs + accruing loans 90 days
    past due                                                   410.98%     413.60%    457.10%    410.98%        457.10%
Loan/deposit ratio                                              69.62%      65.91%     57.40%     67.75%         58.18%
Non-interest income excluding
    securities transactions as a percent of
    total revenue (TE)                                          35.94%      32.48%     30.27%     34.26%         30.10%

                                                                  Page 1

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                         Three Months Ended                  Six Months Ended
                                                              ---------------------------------------    --------------------------
                                                              6/30/2007      3/31/2007      6/30/2006     6/30/2007      6/30/2006
                                                              ---------------------------------------    --------------------------

Asset Quality Information

Non-accrual loans                                                $7,544         $4,494         $7,237       $7,544         $7,237
Foreclosed assets                                                 1,146            718          1,606        1,146          1,606
                                                              ---------------------------------------    --------------------------
Total non-performing assets                                      $8,690         $5,212         $8,843       $8,690         $8,843
                                                              ---------------------------------------    --------------------------
Non-performing assets as a percent of loans and
    foreclosed assets                                             0.25%          0.16%          0.29%        0.25%          0.29%
Accruing loans 90 days past due                                  $2,558         $6,035         $6,681       $2,558         $6,681
Accruing loans 90 days past due as a percent of loans             0.07%          0.18%          0.22%        0.07%          0.22%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                  0.33%          0.34%          0.51%        0.33%          0.51%

Net charge-offs                                                  $1,529         $1,466         $3,001       $2,994         $2,893
Net charge-offs as a percent of average loans                     0.18%          0.18%          0.40%        0.18%          0.20%

Allowance for loan losses                                       $46,227        $46,517        $70,960      $46,227        $70,960
Allowance for loan losses as a percent of period-end loans        1.35%          1.41%          2.35%        1.35%          2.35%
Allowance for loan losses to NPAs + accruing loans 90 days
    past due                                                    410.98%        413.60%        457.10%      410.98%        457.10%

Provision for loan losses                                        $1,238         $1,211              -       $2,449         ($705)

Allowance for Loan Losses

Beginning Balance                                               $46,517        $46,772        $73,961      $46,772        $74,558
Provision for loan loss                                           1,238          1,211              -        2,449          (705)
Charge-offs                                                       3,521          3,076          4,742        6,597          8,664
Recoveries                                                        1,993          1,610          1,741        3,603          5,771
                                                              ---------------------------------------    --------------------------
Net charge-offs                                                   1,529          1,466          3,001        2,994          2,893
                                                              ---------------------------------------    --------------------------
Ending Balance                                                  $46,227        $46,517        $70,960      $46,227        $70,960
                                                              ---------------------------------------    --------------------------

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                                      ($63)           $168           $620         $105       ($1,149)
Mortgage loans                                                     (22)             23             28            1            209
Direct consumer loans                                               618            110          1,681          972          2,260
Indirect consumer loans                                             471            676            391          902          1,044
Finance company loans                                               525            489            281        1,014            529
                                                              ---------------------------------------    --------------------------
Total net charge-offs                                            $1,529         $1,466         $3,001       $2,994         $2,893
                                                              =======================================    ==========================

Average loans:
Commercial/real estate loans                                 $1,989,420     $1,931,966     $1,699,768   $1,960,852     $1,687,306
Mortgage loans                                                  433,310        426,103        410,522      429,726        410,274
Direct consumer loans                                           487,267        485,201        463,977      486,239        466,888
Indirect consumer loans                                         360,451        357,008        348,463      358,739        349,926
Finance Company loans                                           101,092         92,315         71,461       96,728         67,997
                                                              ---------------------------------------    --------------------------
Total average loans                                          $3,371,540     $3,292,593     $2,994,191   $3,332,285     $2,982,391

Net charge-offs to average loans:
Commercial/real estate loans                                     -0.01%          0.04%          0.15%        0.01%         -0.14%
Mortgage loans                                                   -0.02%          0.02%          0.03%        0.00%          0.10%
Direct consumer loans                                             0.51%          0.09%          1.45%        0.40%          0.98%
Indirect consumer loans                                           0.52%          0.77%          0.45%        0.51%          0.60%
Finance Company loans                                             2.08%          2.15%          1.58%        2.11%          1.57%
                                                              ---------------------------------------    --------------------------
Total net charge-offs to average loans                            0.18%          0.18%          0.40%        0.18%          0.20%

                                                                  Page 2

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                   Three Months Ended                  Six Months Ended
                                                     ------------------------------------------    --------------------------
                                                        6/30/2007      3/31/2007     6/30/2006      6/30/2007      6/30/2006
                                                     ------------------------------------------    --------------------------
Income Statement

Interest income                                           $84,938        $85,708       $86,403        $170,646      $167,993
Interest income (TE)                                       87,204         88,124        88,382         175,329       171,951
Interest expense                                           33,394         34,308        28,636          67,703        53,908
                                                     ------------------------------------------    --------------------------
Net interest income (TE)                                   53,810         53,816        59,746         107,626       118,043
Provision for loan losses                                   1,238          1,211             -           2,449         (705)
Noninterest income excluding
  securities transactions                                  30,193         25,889        25,942          56,081        50,831
Securities transactions gains/(losses)                         34              6             -              40           118
Noninterest expense                                        51,857         49,140        51,172         100,996       100,338
                                                     ------------------------------------------    --------------------------
Income before income taxes                                 28,676         26,944        32,536          55,620        65,402
Income tax expense                                          8,352          7,715        10,539          16,068        21,393
                                                     ------------------------------------------    --------------------------
Net income                                                $20,323        $19,229       $21,998         $39,553       $44,009
                                                     ==========================================    ==========================

Noninterest Income and Noninterest Expense

Service charges on deposit accounts                       $10,471         $9,190        $9,223         $19,662       $17,107
Trust fees                                                  4,124          3,693         3,409           7,816         6,487
Debit card & merchant fees                                  2,171          1,778         1,863           3,949         3,571
Insurance fees                                              5,033          4,369         4,596           9,402         9,755
Investment & annuity fees                                   2,018          1,978         1,591           3,995         2,855
ATM fees                                                    1,358          1,324         1,273           2,682         2,567
Secondary mortgage market operations                        1,116            911           749           2,027         1,566
Other income                                                3,903          2,646         3,239           6,549         6,923
                                                     ------------------------------------------    --------------------------
Noninterest income excluding
  securities transactions                                 $30,193        $25,889       $25,942         $56,081       $50,831
Securities transactions gains/(losses)                         34              6             -              40           118
                                                     ------------------------------------------    --------------------------
Total noninterest income including
 securities transactions                                  $30,227        $25,895       $25,942         $56,121       $50,950
                                                     ==========================================    ==========================

Personnel expense                                         $24,837        $26,563       $26,400         $51,401       $52,602
Occupancy expense (net)                                     4,469          4,073         3,474           8,542         7,134
Equipment expense                                           2,768          2,272         2,816           5,041         5,484
Other operating expense                                    19,398         15,809        17,976          35,206        33,937
Amortization of intangibles                                   384            423           507             807         1,181
                                                     ------------------------------------------    --------------------------
Total noninterest expense                                 $51,857        $49,140       $51,172        $100,996      $100,338
                                                     ==========================================    ==========================

                                                                  Page 3

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                              Three Months Ended                       Six Months Ended
                                           --------------------------------------------------   -----------------------------
                                              6/30/2007          3/31/2007         6/30/2006       6/30/2007     6/30/2006
                                           --------------------------------------------------   -----------------------------
Period-end Balance Sheet

Commercial/real estate loans                 $2,044,170         $1,953,907        $1,727,236      $2,044,170    $1,727,236
Mortgage loans                                  420,342            420,780           405,416         420,342       405,416
Direct consumer loans                           481,564            469,783           463,313         481,564       463,313
Indirect consumer loans                         364,375            358,844           348,342         364,375       348,342
Finance Company loans                           105,700             95,334            75,053         105,700        75,053
                                           --------------------------------------------------   -----------------------------
Total loans                                   3,416,151          3,298,648         3,019,360       3,416,151     3,019,360
Loans held for sale                              25,198             21,341            24,704          25,198        24,704
Securities                                    1,615,473          1,820,772         2,133,792       1,615,473     2,133,792
Short-term investments                          196,944            134,924           414,062         196,944       414,062
                                           --------------------------------------------------   -----------------------------
Earning assets                                5,253,766          5,275,685         5,591,919       5,253,766     5,591,919
                                           --------------------------------------------------   -----------------------------
Allowance for loan losses                      (46,227)           (46,517)          (70,960)        (46,227)      (70,960)
Other assets                                    662,263            615,946           634,233         662,263       634,233
                                           --------------------------------------------------   -----------------------------
Total assets                                 $5,869,803         $5,845,114        $6,155,192      $5,869,803    $6,155,192
                                           ==================================================   =============================

Noninterest bearing deposits                   $938,638           $995,864        $1,206,235        $938,638    $1,206,235
Interest bearing transaction deposits         1,412,123          1,515,116         1,640,552       1,412,123     1,640,552
Interest bearing Public Fund deposits           891,803            777,692           853,566         891,803       853,566
Time deposits                                 1,735,105          1,635,090         1,546,973       1,735,105     1,546,973
                                           --------------------------------------------------   -----------------------------
Total interest bearing deposits               4,039,031          3,927,899         4,041,092       4,039,031     4,041,092
                                           --------------------------------------------------   -----------------------------
Total deposits                                4,977,670          4,923,763         5,247,327       4,977,670     5,247,327
Other borrowed funds                            203,935            222,534           227,793         203,935       227,793
Other liabilities                               138,501            137,209           187,812         138,501       187,812
Common shareholders' equity                     549,698            561,608           492,260         549,698       492,260
                                           --------------------------------------------------   -----------------------------
Total liabilities & common equity            $5,869,803         $5,845,114        $6,155,192      $5,869,803    $6,155,192
                                           ==================================================   =============================

Average Balance Sheet

Commercial/real estate loans                 $1,989,420         $1,931,966        $1,699,768      $1,960,852    $1,687,306
Mortgage loans                                  433,310            426,103           410,522         429,726       410,274
Direct consumer loans                           487,267            485,201           463,977         486,239       466,888
Indirect consumer loans                         360,451            357,008           348,463         358,739       349,926
Finance Company loans                           101,092             92,315            71,461          96,728        67,997
                                           --------------------------------------------------   -----------------------------
Total loans                                   3,371,540          3,292,593         2,994,191       3,332,285     2,982,391
Securities                                    1,733,850          1,830,557         2,273,012       1,781,937     2,213,317
Short-term investments                           67,520            231,558           338,443         149,086       337,221
                                           --------------------------------------------------   -----------------------------
Earning average assets                        5,172,910          5,354,708         5,605,646       5,263,307     5,532,930
                                           --------------------------------------------------   -----------------------------
Allowance for loan losses                      (46,511)           (46,704)          (73,706)        (46,607)      (74,066)
Other assets                                    607,905            597,949           570,497         602,954       584,444
                                           --------------------------------------------------   -----------------------------
Total assets                                 $5,734,304         $5,905,953        $6,102,438      $5,819,654    $6,043,308
                                           ==================================================   =============================

Noninterest bearing deposits                   $950,600           $983,973        $1,177,756        $967,194    $1,189,407
Interest bearing transaction deposits         1,461,091          1,492,405         1,696,598       1,476,661     1,705,506
Interest bearing Public Fund deposits           775,431            820,652           837,751         797,916       775,418
Time deposits                                 1,655,322          1,698,217         1,504,343       1,676,651     1,455,925
                                           --------------------------------------------------   -----------------------------
Total interest bearing deposits               3,891,843          4,011,274         4,038,692       3,951,229     3,936,850
                                           --------------------------------------------------   -----------------------------
Total deposits                                4,842,443          4,995,247         5,216,448       4,918,423     5,126,257
Other borrowed funds                            197,206            205,737           210,388         201,448       248,849
Other liabilities                               133,821            138,775           182,453         136,285       178,244
Common shareholders' equity                     560,833            566,194           493,149         563,499       489,958
                                           --------------------------------------------------   -----------------------------
Total liabilities & common equity            $5,734,304         $5,905,953        $6,102,438      $5,819,654    $6,043,308
                                           ==================================================   =============================

                                                                  Page 4

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                           Three Months Ended                     Six Months Ended
                                             -------------------------------------------    -----------------------------
                                                6/30/2007       3/31/2007     6/30/2006      6/30/2007      6/30/2006
                                             -------------------------------------------    -----------------------------

Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                              65.18%         61.49%         53.41%         63.31%         53.90%
Securities                                         33.52%         34.19%         40.55%         33.86%         40.00%
Short-term investments                              1.31%          4.32%          6.04%          2.83%          6.09%
                                             -------------------------------------------    -----------------------------
Earning average assets                            100.00%        100.00%        100.00%        100.00%        100.00%

Noninterest bearing deposits                       18.38%         18.38%         21.01%         18.38%         21.50%
Interest bearing transaction deposits              28.25%         27.87%         30.27%         28.06%         30.82%
Interest bearing Public Fund deposits              14.99%         15.33%         14.94%         15.16%         14.01%
Time deposits                                      32.00%         31.71%         26.84%         31.86%         26.31%
                                             -------------------------------------------    -----------------------------
Total deposits                                     93.61%         93.29%         93.06%         93.45%         92.65%
Other borrowed funds                                3.81%          3.84%          3.75%          3.83%          4.50%
Other net interest-free funding sources             2.58%          2.87%          3.19%          2.73%          2.85%
                                             -------------------------------------------    -----------------------------
Total average funding sources                     100.00%        100.00%        100.00%        100.00%        100.00%
                                             ===========================================    =============================

Loan mix:
Commercial/real estate loans                       59.01%         58.68%         56.77%         58.84%         56.58%
Mortgage loans                                     12.85%         12.94%         13.71%         12.90%         13.76%
Direct consumer loans                              14.45%         14.74%         15.50%         14.59%         15.65%
Indirect consumer loans                            10.69%         10.84%         11.64%         10.77%         11.73%
Finance Company loans                               3.00%          2.80%          2.39%          2.90%          2.28%
                                             -------------------------------------------    -----------------------------
Total loans                                       100.00%        100.00%        100.00%        100.00%        100.00%
                                             ===========================================    =============================

Average dollars (in thousands):
Loans                                           3,371,540     $3,292,593     $2,994,191     $3,332,285     $2,982,391
Securities                                      1,733,850      1,830,557      2,273,012      1,781,937      2,213,317
Short-term investments                             67,520        231,558        338,443        149,086        337,221
                                             -------------------------------------------    -----------------------------
Earning average assets                          5,172,910     $5,354,708     $5,605,646     $5,263,307     $5,532,930

Noninterest bearing deposits                     $950,600       $983,973     $1,177,756       $967,194     $1,189,407
Interest bearing transaction deposits           1,461,091      1,492,405      1,696,598      1,476,661      1,705,506
Interest bearing Public Fund deposits             775,431        820,652        837,751        797,916        775,418
Time deposits                                   1,655,322      1,698,217      1,504,343      1,676,651      1,455,925
                                             -------------------------------------------    -----------------------------
Total deposits                                  4,842,443      4,995,247      5,216,448      4,918,423      5,126,257
Other borrowed funds                              197,206        205,737        210,388        201,448        248,849
Other net interest-free funding sources           133,260        153,724        178,810        143,436        157,824
                                             -------------------------------------------    -----------------------------
Total average funding sources                   5,172,910     $5,354,708     $5,605,646     $5,263,307     $5,532,930

Loans:
Commercial/real estate loans                    1,989,420     $1,931,966     $1,699,768     $1,960,852     $1,687,306
Mortgage loans                                    433,310        426,103        410,522        429,726        410,274
Direct consumer loans                             487,267        485,201        463,977        486,239        466,888
Indirect consumer loans                           360,451        357,008        348,463        358,739        349,926
Finance Company loans                             101,092         92,315         71,461         96,728         67,997
                                             -------------------------------------------    -----------------------------
Total average loans                             3,371,540     $3,292,593     $2,994,191     $3,332,285     $2,982,391

                                                                  Page 5

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                       Three Months Ended
                                      --------------------------------------------------------------------------------------------
                                                    06/30/07                        03/31/07                     06/30/06
                                      ------------------------------  ------------------------------ -----------------------------
                                        Interest     Volume    Rate    Interest      Volume    Rate   Interest    Volume     Rate
                                      ------------------------------  ------------------------------ -----------------------------

Average Earning Assets
Commercial & real estate loans (TE)      $36,689  $1,989,420   7.40%     $35,231   $1,931,966  7.39%   $30,613  $1,699,768   7.22%
Mortgage loans                             6,677     433,310   6.16%       6,509      426,103  6.11%     5,980     410,522   5.83%
Consumer loans                            20,978     948,810   8.87%      20,197      934,524  8.76%    18,356     883,901   8.33%
Loan fees &  late charges                     291           -   0.00%         443            -  0.00%     2,476           -   0.00%
                                      ------------------------------  ------------------------------ -----------------------------
  Total loans (TE)                        64,635   3,371,540   7.69%      62,380    3,292,593  7.67%    57,425   2,994,191   7.69%

US treasury securities                       414      34,141   4.87%         736       60,480  4.94%       454      42,028   4.33%
US agency securities                      10,988     866,747   5.07%      11,755      940,516  5.00%    15,954   1,346,963   4.74%
CMOs                                         948      93,145   4.07%       1,104      107,986  4.09%     1,626     164,825   3.95%
Mortgage backed securities                 5,847     469,500   4.98%       5,482      444,427  4.93%     5,643     484,002   4.66%
Municipals (TE)                            2,653     196,860   5.39%       2,861      198,815  5.76%     2,680     158,553   6.76%
Other securities                             932      73,456   5.08%         922       78,333  4.71%       944      76,641   4.93%
                                      ------------------------------  ------------------------------ -----------------------------
  Total securities (TE)                   21,782   1,733,850   5.03%      22,860    1,830,557  5.00%    27,301   2,273,012   4.80%

  Total short-term investments               788      67,520   4.68%       2,883      231,558  5.05%     3,656     338,443   4.33%

  Average earning assets yield (TE)      $87,204  $5,172,910   6.76%     $88,124   $5,354,708  6.64%   $88,382  $5,605,646   6.32%

Interest-bearing Liabilities
Interest-bearing transaction deposits     $5,009  $1,461,091   1.38%      $4,765   $1,492,405  1.29%    $3,780  $1,696,598   0.89%
Time deposits                             18,915   1,655,322   4.58%      19,022    1,698,218  4.54%    14,451   1,504,343   3.85%
Public Funds                               8,583     775,431   4.44%       9,029      820,652  4.46%     8,658     837,751   4.15%
                                      ------------------------------  ------------------------------ -----------------------------
   Total interest bearing deposits        32,508   3,891,843   3.35%      32,816    4,011,274  3.32%    26,888   4,038,692   2.67%

  Total borrowings                           886     197,206   1.80%       1,492      205,737  2.94%     1,747     210,388   3.33%

  Total interest bearing liab cost       $33,394  $4,089,050   3.28%     $34,308   $4,217,011  3.30%   $28,636  $4,249,079   2.70%

Noninterest-bearing deposits                         950,600                          983,973                    1,177,756
Other net interest-free funding sources              133,260                          153,724                      178,810

Total Cost of Funds                      $33,394  $5,172,910   2.59%     $34,308   $5,354,708  2.60%   $28,636  $5,605,646   2.05%

Net Interest Spread (TE)                 $53,810               3.48%     $53,816               3.34%   $59,746               3.61%

Net Interest Margin (TE)                 $53,810  $5,172,910   4.17%     $53,816   $5,354,708  4.04%   $59,746  $5,605,646   4.27%

                                                                  Page 6

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                          Six Months Ended
                                            ----------------------------------------------------------------------------
                                                             6/30/2007                              6/30/2006
                                            -------------------------------------     ----------------------------------
                                              Interest         Volume       Rate        Interest       Volume     Rate
                                            -------------------------------------     ----------------------------------

Average Earning Assets
Commercial & real estate loans (TE)            $71,920       $1,960,852     7.39%        $59,250     $1,687,306   7.08%
Mortgage loans                                  13,186          429,726     6.14%         11,877        410,274   5.79%
Consumer loans                                  41,175          941,706     8.82%         35,829        884,811   8.17%
Loan fees & late charges                           734                -     0.00%          4,796              -   0.00%
                                            -------------------------------------     ----------------------------------
  Total loans (TE)                             127,015        3,332,285     7.68%        111,752      2,982,391   7.55%

US treasury securities                           1,151           47,238     4.91%          1,081         51,007   4.27%
US agency securities                            22,743          903,428     5.03%         29,740      1,271,059   4.68%
CMOs                                             2,052          100,525     4.08%          3,435        174,497   3.94%
Mortgage backed securities                      11,330          457,033     4.96%         11,162        480,913   4.64%
Municipals (TE)                                  5,514          197,832     5.57%          5,409        160,851   6.73%
Other securities                                 1,854           75,881     4.89%          1,817         74,990   4.84%
                                            -------------------------------------     ----------------------------------
  Total securities (TE)                         44,643        1,781,937     5.01%         52,643      2,213,317   4.76%

  Total short-term investments                   3,671          149,086     4.97%          7,556        337,221   4.52%

  Average earning assets yield (TE)           $175,329       $5,263,307     6.70%       $171,951     $5,532,930   6.25%

Interest-Bearing Liabilities
Interest-bearing transaction deposits           $9,775       $1,476,661     1.33%         $7,046     $1,705,506   0.83%
Time deposits                                   37,937        1,676,651     4.56%         27,456      1,455,925   3.80%
Public Funds                                    17,612          797,916     4.45%         15,407        775,418   4.01%
                                            -------------------------------------     ----------------------------------
   Total interest bearing deposits              65,324        3,951,229     3.33%         49,909      3,936,850   2.56%

  Total borrowings                               2,379          201,448     2.38%          3,999        248,849   3.24%

  Total interest bearing liab cost             $67,703       $4,152,677     3.29%        $53,908     $4,185,699   2.60%

Noninterest-bearing deposits                                    967,194                               1,189,407
Other net interest-free funding sources                         143,436                                 157,824

Total Cost of Funds                            $67,703       $5,263,307     2.59%        $53,908     $5,532,930   1.96%

Net Interest Spread (TE)                      $107,626                      3.41%       $118,043                  3.65%

Net Interest Margin (TE)                      $107,626       $5,263,307     4.10%       $118,043     $5,532,930   4.28%

                                                                  Page 7

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                           2005                           2006                         2007
                                                  ------------------ ----------------------------------------  -------------------
                                                       3Q        4Q         1Q        2Q        3Q        4Q        1Q        2Q
                                                  ------------------ ----------------------------------------  -------------------
Per Common Share Data

Earnings per share:
    Basic                                             $0.04     $0.59      $0.68     $0.68     $1.11     $0.67     $0.59     $0.63
    Diluted                                           $0.04     $0.58      $0.67     $0.66     $1.08     $0.65     $0.58     $0.62
Cash dividends per share                             $0.195    $0.195     $0.195    $0.220    $0.240    $0.240    $0.240    $0.240
Book value per share (period-end)                    $14.52    $14.78     $15.06    $15.12    $16.64    $17.09    $17.27    $17.13
Tangible book value per share (period-end)           $12.25    $12.55     $12.85    $12.94    $14.47    $14.87    $15.05    $14.90
Weighted average number of shares:
    Basic                                            32,308    32,313     32,393    32,531    32,566    32,632    32,665    32,233
    Diluted                                          32,940    32,980     33,088    33,322    33,333    33,378    33,299    32,749
Period-end number of shares                          32,309    32,301     32,494    32,555    32,584    32,666    32,518    32,094
Market data:
    High closing price                               $37.84    $39.90     $46.67    $57.19    $56.79    $56.00    $54.09    $44.37
    Low closing price                                $29.93    $31.08     $37.75    $44.02    $49.71    $50.85    $41.88    $37.50
    Period end closing price                         $34.14    $37.81     $46.52    $56.00    $53.55    $52.84    $43.98    $37.55
    Trading volume                                    8,760     6,829      3,990     8,737     8,135     6,393     8,577    11,614

Other Period-end Data

FTE headcount                                         1,590     1,735      1,768     1,777     1,788     1,848     1,929     1,944
Tangible common equity                             $395,843  $405,216   $417,684  $421,369  $471,387  $485,778  $489,430  $478,085
Tier I capital                                     $407,075  $420,281   $440,302  $457,738  $487,668  $510,638  $513,229  $510,096
Goodwill                                            $61,428   $61,418    $61,418   $59,060   $59,683   $62,277   $62,277   $62,277
Amortizable intangibles                              $9,928    $9,204     $8,725   $10,575    $9,938    $9,414    $8,991    $8,607
Mortgage servicing intangibles                       $1,860    $1,577     $1,384    $1,256    $1,093      $941      $829      $729
Common shares repurchased for publicly
  announced plans                                        12         -         17        22         -         -       228       433

Performance Ratios

Return on average assets                              0.12%     1.39%      1.49%     1.45%     2.36%     1.44%     1.32%     1.42%
Return on average common equity                       1.18%    15.98%     18.34%    17.89%    27.58%    15.54%    13.77%    14.53%
Earning asset yield (TE)                              6.19%     6.14%      6.17%     6.32%     6.60%     6.54%     6.64%     6.76%
Total cost of funds                                   1.80%     1.70%      1.88%     2.05%     2.30%     2.48%     2.60%     2.59%
Net interest margin (TE)                              4.40%     4.44%      4.30%     4.27%     4.29%     4.06%     4.04%     4.17%
Noninterest expense as a percent
  of total revenue (TE) before amortization
  of purchased intangibles, net storm-related
  gain/(loss),
  gain on sale of credit card
  merchant and securities transactions               60.85%    56.89%     58.30%    59.13%    58.76%    59.79%    61.12%    61.27%
Common equity (period-end) as
  a percent of total assets (period-end)              9.55%     8.02%      7.82%     8.00%     8.86%     9.36%     9.61%     9.36%
Leverage (Tier I) ratio                               8.64%     7.85%      7.45%     7.59%     8.15%     8.63%     8.80%     9.01%
Tangible common equity ratio                          8.17%     6.89%      6.75%     6.92%     7.79%     8.24%     8.48%     8.24%
Net charge-offs as a
  percent of average loans                            0.23%     0.41%     -0.01%     0.40%     0.34%     0.19%     0.18%     0.18%
Allowance for loan losses as
  a percent of period-end loans                       2.59%     2.51%      2.51%     2.35%     1.55%     1.44%     1.41%     1.35%
Allowance for loan losses to
  NPAs + loans 90 days past due                     392.70%   195.50%    432.85%   457.10%   494.65%   694.67%   413.60%   410.98%
Loan/deposit ratio                                   76.77%    66.44%     59.00%    57.40%    60.97%    64.34%    65.91%    69.62%
Noninterest income excluding
  net storm-related gain/(loss), gain on sale of
  credit card merchant and
  securities transactions as a percent
  of total revenue (TE)                              31.10%    29.68%     29.92%    30.28%    30.18%    33.14%    32.48%    35.94%

                                                                  Page 8

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                     2005                            2006                             2007
                                           --------------------- ------------------------------------------- ---------------------
                                                 3Q        4Q         1Q         2Q         3Q         4Q         1Q         2Q
                                           --------------------- ------------------------------------------- ---------------------

Asset Quality Information

Non-accrual loans                             $10,373    $10,617     $8,676     $7,237     $5,179     $3,500     $4,494     $7,544
Foreclosed assets                               2,973      1,898      1,779      1,606        970        681        718      1,146
                                           --------------------- ------------------------------------------- ---------------------
Total non-performing assets                   $13,346    $12,515    $10,455     $8,843     $6,149     $4,181     $5,212     $8,690
Non-performing assets as a percent of loans
  and foreclosed assets                         0.45%      0.42%      0.35%      0.29%      0.20%      0.13%      0.16%      0.25%

Accruing loans 90 days past due                $6,156    $25,622     $6,632     $6,681     $3,626     $2,552     $6,035     $2,558
Accruing loans 90 days past due as
  a percent of loans                            0.21%      0.86%      0.22%      0.22%      0.12%      0.08%      0.18%      0.07%
Non-performing assets + accruing loans
  90 days past due to loans and
  foreclosed assets                             0.65%      1.28%      0.57%      0.51%      0.31%      0.21%      0.34%      0.33%

Net charge-offs                                $1,704     $3,104     ($108)     $3,001     $2,608     $1,522     $1,466     $1,529
Net charge-offs as
  a percent of average loans                    0.23%      0.41%     -0.01%      0.40%      0.34%      0.19%      0.18%      0.18%

Allowance for loan losses                     $76,584    $74,558    $73,961    $70,960    $48,352    $46,772    $46,517    $46,227
Allowance for loan losses as a
  percent of period-end loans                   2.59%      2.51%      2.51%      2.35%      1.55%      1.44%      1.41%      1.35%
Allowance for loan losses to NPAs +
  accruing loans 90 days past due             392.70%    195.50%    432.85%    457.10%    494.65%    694.67%    413.60%    410.98%

Provision for (recovery of) loan losses       $36,905     $1,079     ($705)          -  ($20,000)      ($57)     $1,211     $1,238

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                    ($17)       $332   ($1,769)       $620       $522     ($137)       $168      ($63)
Mortgage loans                                      7        (7)        181         28        367       (11)         23       (22)
Direct consumer loans                             861      1,831        579      1,681      1,003        493        110        618
Indirect consumer loans                           342        272        653        391        294        395        676        471
Finance company loans                             511        676        248        281        422        783        489        525
                                           --------------------- ------------------------------------------- ---------------------
Total net charge-offs                          $1,704     $3,104     ($108)     $3,001     $2,608     $1,523     $1,466     $1,529
                                           --------------------- ------------------------------------------- ---------------------

Average loans:
Commercial/real estate loans               $1,584,244 $1,660,804 $1,674,706 $1,699,768 $1,759,173 $1,855,506 $1,931,966 $1,989,420
Mortgage loans                                430,615    442,977    410,023    410,522    423,610    428,674    426,103    433,310
Direct consumer loans                         504,362    489,150    469,832    463,977    470,771    479,087    485,201    487,267
Indirect consumer loans                       335,482    342,203    351,405    348,463    347,404    350,829    357,008    360,451
Finance Company loans                          64,006     63,663     64,496     71,461     79,483     86,965     92,315    101,092
                                           --------------------- ------------------------------------------- ---------------------
Total average loans                        $2,918,709 $2,998,797 $2,970,461 $2,994,191 $3,080,442 $3,201,061 $3,292,593 $3,371,540

Net charge-offs to average loans:
Commercial/real estate loans                    0.00%      0.08%     -0.43%      0.15%      0.12%     -0.03%      0.04%     -0.01%
Mortgage loans                                  0.01%     -0.01%      0.18%      0.03%      0.34%     -0.01%      0.02%     -0.02%
Direct consumer loans                           0.68%      1.49%      0.50%      1.45%      0.85%      0.41%      0.09%      0.51%
Indirect consumer loans                         0.40%      0.32%      0.75%      0.45%      0.34%      0.45%      0.77%      0.52%
Finance Company loans                           3.17%      4.21%      1.56%      1.58%      2.11%      3.57%      2.15%      2.08%
                                           --------------------- ------------------------------------------- ---------------------
Total net charge-offs to average loans          0.23%      0.41%     -0.01%      0.40%      0.34%      0.19%      0.18%      0.18%

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Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                2005                            2006                               2007
                                         ------------------    -------------------------------------      ---------------------
                                            3Q        4Q            1Q       2Q        3Q       4Q             1Q       2Q
                                         ------------------    -------------------------------------      ---------------------

Income Statement
Interest income                           $65,644  $73,429        $81,590  $86,403   $89,233  $87,104        $85,708  $84,938
Interest income (TE)                       67,506   75,433         83,570   88,382    91,275   89,366         88,124   87,204
Interest expense                           19,659   20,911         25,273   28,636    31,988   33,966         34,308   33,394
                                         ------------------    -------------------------------------      ---------------------
Net interest income (TE)                   47,847   54,522         58,297   59,746    59,286   55,400         53,816   53,810
Provision for (recovery of) loan losses    36,905    1,079          (705)        -  (20,000)     (57)          1,211    1,238
Noninterest income excluding net
 storm-related gain/(loss) and
 securities transactions                   21,600   23,016         24,890   25,942    25,627   27,460         25,889   30,193
Net storm-related gain/(loss)              12,276  (5,692)              -        -         -    5,084              -        -
Securities transactions gains/(losses)       (18)     (27)            118        -       110  (5,396)              6       34
Noninterest expense                        42,770   44,626         49,165   51,172    50,336   50,042         49,140   51,857
                                         ------------------    -------------------------------------      ---------------------
Income before income taxes                    168   24,112         32,865   32,536    52,645   30,300         26,944   28,676
Income tax expense                        (1,267)    5,047         10,854   10,539    16,614    8,538          7,715    8,352
                                         ------------------    -------------------------------------      ---------------------
Net income                                 $1,435  $19,065        $22,011  $21,998   $36,031  $21,762        $19,229  $20,323
                                         ==================    =====================================      =====================

Noninterest Income
  and Noninterest Expense

Service charges on deposit accounts        $7,975   $6,850         $7,884   $9,223    $9,719   $9,402         $9,190  $10,471
Trust fees                                  2,761    2,946          3,078    3,409     3,175    3,624          3,693    4,124
Debit card & merchant fees                  1,055    1,717          1,709    1,863     1,744    1,983          1,778    2,171
Insurance fees                              4,883    4,837          5,159    4,596     4,146    5,346          4,369    5,033
Investment & annuity fees                   1,304    1,037          1,264    1,591     1,595    1,519          1,978    2,018
ATM fees                                      871      805          1,294    1,273     1,223    1,215          1,324    1,358
Secondary mortgage market operations          377      670            817      749     1,018      945            911    1,116
Other income                                2,374    4,154          3,684    3,239     3,009    3,426          2,646    3,903
                                         ------------------    -------------------------------------      ---------------------
Noninterest income excluding net
  storm-related gain/(loss) and
  securities transactions                 $21,600  $23,016        $24,890  $25,942   $25,627  $27,460        $25,889  $30,193
Net storm-related gain/(loss)              12,276  (5,692)              -        -         0    5,084              -        -
Securities transactions gains/(losses)       (18)     (27)            118        -       110  (5,396)              6       34
                                         ------------------    -------------------------------------      ---------------------
Total noninterest income including
  storm-related gain/(loss) and
  securities transactions                 $33,858  $17,298        $25,008  $25,942   $25,737  $27,147        $25,895  $30,227
                                         ==================    =====================================      =====================

Personnel expense                         $24,275  $24,580        $26,202  $26,400   $27,059  $24,092        $26,563  $24,837
Occupancy expense (net)                     2,617    3,237          3,659    3,474     2,882    3,335          4,073    4,469
Equipment expense                           2,319    2,511          2,668    2,816     2,647    2,665          2,272    2,768
Other operating expense                    13,044   13,780         15,961   17,976    17,304   19,451         15,809   19,398
Amortization of intangibles                   514      518            675      507       445      499            423      384
                                         ------------------    -------------------------------------      ---------------------
Total noninterest expense                 $42,770  $44,626        $49,165  $51,172   $50,336  $50,042        $49,140  $51,857

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